Umpqua Holdings Corporation 1st Quarter 2022 Investor Presentation Updated May 26, 2022

2 Disclaimer FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction between Umpqua Holdings Corporation (“Umpqua”) and Columbia Banking System, Inc. (“Columbia”), the plans, objectives, expectations and intentions of Umpqua and Columbia, the expected timing of completion of the transaction and of the integration of Umpqua and Columbia and conversion of systems, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward looking statements: changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and Umpqua’s and Columbia’s respective businesses, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board or the effects of any declines in housing and commercial real estate prices, high or increasing unemployment rates, or any slowdown in economic growth particularly in the western United States; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures, including on product pricing and services; success, impact, and timing of Umpqua’s and Columbia’s respective business strategies, including market acceptance of any new products or services and Umpqua and Columbia’s ability to successfully implement efficiency and operational excellence initiatives; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; changes in laws or regulations; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement to which Umpqua and Columbia are parties; the outcome of any legal proceedings that may be instituted against Umpqua or Columbia; delays in completing the transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to satisfy any of the other conditions to the transaction on a timely basis or at all; changes in Umpqua’s or Columbia’s share price before closing, including as a result of the financial performance of the other party prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Umpqua and Columbia do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the transaction; the ability to complete the transaction and integration of Umpqua and Columbia successfully; the dilution caused by Columbia’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Umpqua and Columbia. Additional factors that could cause results to differ materially from those described above can be found in Umpqua’s Annual Report on Form 10-K for the year ended December 31, 2021, which is on file with the Securities and Exchange Commission (the “SEC”) and available on Umpqua’s investor relations website, www.umpquabank.com, under the heading “Financial information,” and in other documents Umpqua files with the SEC, and in Columbia’s Registration Statement on Form S-4, its Annual Report on Form 10-K for the year ended December 31, 2021, which is on file with the SEC and available on Columbia’s website, www.columbiabank.com, under the heading “Financial Information” and in other documents Columbia files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Umpqua nor Columbia assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

3 Disclaimer (con’t) NON-GAAP FINANCIAL MEASURES In addition to results in accordance with GAAP, this presentation contains certain non-GAAP financial measures. A reconciliation of GAAP to non-GAAP measures is included in the Appendix. We believe presenting certain non-GAAP financial measures provides investors with information useful in understanding our financial performance, our performance trends, and our financial position. We utilize these measures for internal planning and forecasting purposes. We, as well as securities analysts, investors, and other interested parties, also use these measures to compare peer company operating performance. We believe that our presentation and discussion, together with the accompanying reconciliations, provides a complete understanding of factors and trends affecting our business and allows investors to view performance in a manner similar to management. These non-GAAP measures should not be considered a substitution for GAAP basis measures and results, and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

Strategic Updates

5 Synergies anticipated to drive growth in loans, deposits, and fee-based products and services* 2596936-002 Creating a Leading West Coast Franchise Source: S&P Global Market Intelligence; FactSet; Company filings. *Revenue synergies are anticipated but not modeled in EPS accretion guidance. Note: Market data and branch count as of October 9, 2021; Financial data as of quarter ended June 30, 2021; Pro forma financial data shown for 2023 forecasts as of transaction announcement based on underlying forecasts included on slide 14 in the transaction- related slide deck published October 12, 2021 with fully phased-in cost savings for illustrative purposes; Pro forma for Columbia’s completed acquisition of Bank of Commerce. ¹ Core cash EPS excludes standalone intangible amortization, pro forma CDI amortization, amortization of non-PCD fair value mark and amortization of other fair value marks. ² EPS accretion does not assume pro forma excess capital is used for pro forma share repurchases. . . . creating a West Coast regional powerhouse Phoenix Salt Lake City 8 0 5 5 9 0 8 2 8 4 1 5 1 5 1 7 8 5 8 4 5 9 0 5 8 0 5 San Diego Long Beach Los Angeles Sacramento Carson City Boise Portland Tacoma Helena Seattle Tacoma Sacramento Spokane Kennewick Seattle Portland Salem Santa Rosa Redding San Francisco (217) (153) Combined company deepens its foothold in the Northwest and California . . . $50bn assets 15% 2023E ROATCE 44% non-interest bearing deposits 23% / 25% GAAP / core cash1 EPS accretion to Columbia2 80% Commercial loans 8% / 11% GAAP / core cash¹ EPS accretion to Umpqua² Dramatically increases delivery channel for small business lending as Umpqua locations bring upwards of 120 new communities within 19 new MSA’s to Columbia, where small business lending expertise is executed through its branch network The combination increases market density within thriving Idaho markets, moving the pro forma bank to the No. 10 deposit market share position in the state The natural compatibility between specific lending verticals, like leasing from Umpqua and healthcare from Columbia, is expected to provide enhanced opportunity for relationship development and growth Synergies in fee-generating businesses, like Wealth Management and Home Lending, are anticipated to provide additional avenues to grow revenue above expectations Scale and associated talent and technology synergies are expected to increase net-revenue generating opportunities including organic lending expansion into new western markets and deposit- gathering opportunities in existing markets, like southern California ü ü ü ü ü Washington Oregon California $15.3bn deposits $82K median household income ~7.8mm population $16.4bn deposits $70K median household income ~4.3mm population $9.5bn deposits $83K median household income ~39.7mm population

6 Many Integration Milestones Are Independent of Legal Day 1 ◦ Although our closing date is not yet set, we continue to plan for and complete necessary milestones that lead to our scheduled core system conversion date, and many of these projects run independently of legal day 1. Integration planning remains on track to execute a scheduled 1Q 2023 core system conversion. Footnote: Chart highlights select tasks and does not encompass all activity. Some milestones occur over a period of time and not a point in time as represented by the chart.

7 Current Priorities: Integration and Growth ◦ The top priorities at Columbia and Umpqua are to prepare for and execute the seamless integration of our two banks following the closing without disrupting the growth momentum that began in 2H 2020 and that we expect to continue into 2023. ◦ The establishment of the Integration Management Office (IMO) enables our respective front lines to remain focused on what they do best: generating balanced growth in loans, deposits, and fee-based products and services. ◦ We established the IMO to lead our integration, track against key milestones, and ultimately ensure a seamless experience for our teams and clients. • The IMO leadership team includes senior executive leadership from both banks representing operations, technology, finance, legal & regulatory, communications, and project management. • The IMO enables the separation of integration responsibilities from growth initiatives. ◦ Recent progress includes: ▪ Completion of the post-closing organizational design. ▪ Progressing on technology selections including core, accounting, and HR-related systems. ◦ Cost savings realization plans are progressing well, and we remain confident our $135 million original target will be achievable. ◦ We anticipate a 3Q 2022 close date, though the timing will ultimately be determined by the receipt of all regulatory approvals. ◦ Following the pandemic-driven slow-down in non-PPP loan generation, each of Columbia and Umpqua re-established growth momentum in 2H 2020. ◦ Non-PPP loan growth at each bank accelerated in 2021, and held strong through year end. Each of the banks’ pipelines and 1Q 2022 results support our favorable outlook through 2022 and into 2023 at each of our respective banks. ◦ We expect product synergies and our larger pro forma balance sheet, alongside the proven success of relationship-driven operation models at Columbia and Umpqua, to support a favorable growth profile at our combined organization post-closing. ◦ See Appendix for a numerical example of the power we expect our larger pro forma balance sheet to support following closing. Integration Update Growth Update

8 Revenue: Scale Expected to Enhance Opportunities Lend with a bigger balance sheet Magnifies the opportunity to grow the loan book as it reduces the need to participate out larger deals, favorably impacting new business and enabling the expansion of existing client relationships. Increases customer retention as small business customers can travel with us from inception through their corporate lending needs, which limits the number of customers who grow out of the bank. Enhances loan portfolio granularity and diversification, which supports the pro forma bank’s risk profile and presents additional opportunities to expand existing verticals (e.g., healthcare and leasing). Invest in net-revenue generating business opportunities given expected enhanced profitability Increases ability to explore new risk-appropriate verticals that provide attractive returns and further balance sheet diversification (e.g., the addition of a new national vertical without shifting away from our local strategy). Opens opportunities to organically expand into other Western markets as the larger bank is expected to be attractive to sophisticated customers and the talent needed to serve them. Grow non-interest, non-mortgage fee income by expanding relationships with combined customer base Broadens overall Wealth Management reach by extending Columbia Trust and Columbia Bank Financial Services across the combined client base. Generates additional opportunities to deepen relationships as data science capabilities from Umpqua that provide customer behavior analysis are applied across a broader customer base. For example, analytics uncover a customer who makes routine, large deposits and does not use treasury management services: this provides a “Smart Lead” to a banker to improve customer satisfaction while generating additional income for the bank. ü Our combination would enable us to: ü ü + + + + + + +

Financial Highlights & Summary Financial Statements Q1 2022

10 Total gross loans and leases increased $423 million as non-PPP loans increased $630 million or 2.8%. PPP loan balances declined 55% to $173 million, or less than 1% of total loans at March 31, 2022. Q1 2022 Highlights (Compared to Q4 2021) Deposit balances increased by $105 million or 0.4%, primarily attributable to growth in demand and savings deposits, which offset a continued decline in time deposits and lower money market balances. Net interest income decreased by $4.6 million on a quarter-to-quarter basis due to lower PPP-related income. Net interest income was otherwise stable as the increase related to higher average loans and higher rates offset two fewer days in the quarter. The provision for credit losses of $4.8 million compares to a recapture of provision of $0.7 million for the fourth quarter of 2021. The current quarter's provision reflects allowance requirements for new loan generation, loan mix changes, and changes in economic forecasts used in credit models. Net charge-offs decreased by three basis points to 0.10% of average loans and leases (annualized). Charge-off activity within the FinPac portfolio remained below its historical average for the third consecutive quarter. Non-interest income decreased by $2.8 million. Primary drivers include lower swap and syndication revenue following outsized volume in the fourth quarter of 2021 and lower revenue from the origination and sale of mortgages. These items were partly offset by an $11.5 million increase in cumulative fair value adjustment gains due to the impact of rising interest rates on multiple balance sheet items reported at fair value. Non-interest expense decreased by $17.3 million. Primary drivers include a $4.3 million decline in salaries and employee benefits related to lower incentive compensation and a $12.9 million decrease in merger related expenses to $2.3 million in the first quarter of 2022. Non-performing assets to total assets was 0.14%, compared to 0.17% at December 31, 2021. Total risk-based capital ratio of 14.0% and estimated Tier 1 common to risk weighted assets ratio of 11.4%. Declared a quarterly cash dividend of $0.21 per common share on May 5, 2022, to shareholders of record as of May 16, 2022, payable on May 27, 2022.

11 Performance Ratios Footnotes: (1) Tax exempt interest has been adjusted to a taxable equivalent basis using a 21% tax rate. (2) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided on slide 16. (3) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation. For the Quarter Ended Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Reported Net interest margin (1) 3.14% 3.15% 3.21% 3.20% 3.18 % Efficiency ratio 59.02% 63.10% 59.44% 58.96% 56.74 % Pre-provision net revenue (PPNR) return on average assets (3) 1.67% 1.50% 1.62% 1.75% 1.97 % Return on average assets 1.21% 1.13% 1.40% 1.54% 1.49 % Return on average common equity 13.62% 12.90% 15.82% 17.25% 16.33 % Return on average tangible common equity (3) 13.66% 12.94% 15.88% 17.33% 16.43 % Operating Adjusted net interest margin (1), (2) 3.06% 3.04% 3.04% 3.08% 3.07 % Operating efficiency ratio (3) 62.02% 59.61% 58.94% 56.89% 57.87 % Operating PPNR return on average assets (3) 1.43% 1.58% 1.62% 1.86% 1.87 % Operating return on average assets (3) 1.03% 1.23% 1.40% 1.63% 1.41 % Operating return on average common equity (3) 11.58% 13.98% 15.82% 18.16% 15.50 % Operating return on average tangible common equity (3) 11.62% 14.03% 15.88% 18.24% 15.59%

12 Summary Income Statement Footnotes: Tables may not foot due to rounding. (1) Tax exempt interest has been adjusted to a taxable equivalent basis using a 21% tax rate. (2) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation. (in millions) For the Quarter Ended Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Net interest income before provision $228.8 $233.4 $235.1 $229.8 $221.4 Provision (recapture) for credit losses 4.8 (0.7) (18.9) (23.0) — Net interest income after provision 224.0 234.1 254.0 252.8 221.4 Non-interest income 80.0 82.7 73.7 91.1 108.8 Non-interest expense 182.4 199.7 183.8 189.4 187.6 Income before provision for income taxes 121.5 117.1 143.9 154.4 142.6 Provision for income taxes 30.3 28.8 35.9 38.3 34.9 Net income $91.2 $88.4 $108.1 $116.1 $107.7 Earnings per share, diluted $0.42 $0.41 $0.49 $0.53 $0.49 Pre-provision net revenue (1), (2) $126.3 $116.4 $125.0 $131.4 $142.6 Operating pre-provision net revenue (1), (2) $108.1 $122.6 $125.0 $139.5 $135.3 Operating net income (2) $77.6 $95.8 $108.0 $122.2 $102.2 Operating earnings per share, diluted (2) $0.36 $0.44 $0.49 $0.55 $0.46

13 Selected Period-End Balance Sheet Footnotes: Tables may not foot due to rounding. AOCI = Accumulated other comprehensive income. (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation. (in millions) Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Total assets $30,637.1 $30,640.9 $30,891.5 $30,285.0 $30,036.7 Interest bearing cash and temporary investments 2,358.3 2,539.6 3,349.0 2,688.3 2,861.8 Investment securities available for sale, fair value 3,638.1 3,870.4 3,723.2 3,474.0 3,167.8 Loans and leases, gross 22,975.8 22,553.2 21,969.9 22,143.7 22,160.9 Allowance for credit losses on loans and leases (248.6) (248.4) (257.6) (279.9) (311.3) Goodwill and other intangibles, net 7.8 8.8 10.0 11.1 14.9 Deposits 26,699.6 26,594.7 26,908.4 26,153.6 25,886.8 Securities sold under agreements to repurchase 499.5 492.2 467.8 480.3 420.4 Borrowings 6.3 6.3 6.4 111.4 281.4 Total shareholders' equity 2,607.6 2,749.3 2,722.4 2,766.3 2,681.9 Ratios and Per-Share Metrics: Loan to deposit ratio 86.1% 84.8% 81.6% 84.7% 85.6% Book value per common share $12.02 $12.69 $12.57 $12.54 $12.16 Tangible book value per common share (1) $11.98 $12.65 $12.52 $12.49 $12.10 Tangible book value per common share, excluding AOCI (1) $12.83 $12.64 $12.43 $12.26 $11.92 Tangible common equity to tangible assets (1) 8.5% 8.9% 8.8% 9.1% 8.9% Tangible common equity to tangible assets, excluding AOCI (1) 9.1% 8.9% 8.7% 8.9% 8.8%

Income Statement Highlights & Segment Financials Q1 2022

15 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Net Interest Income $221.4 $229.8 $235.1 $233.4 $228.8 Accretion Related to Acquired Loans (2.2) (2.3) (2.0) (1.6) (1.4) PPP Accrued Interest (4.6) (4.6) (2.7) (1.4) (0.7) PPP Processing Fees (14.9) (15.8) (15.6) (9.6) (6.1) Net Interest Income excluding acquired loan accretion and PPP $199.7 $207.1 $214.8 $220.8 $220.6 Net Interest Income Net Interest Income $221.4 $229.8 $235.1 $233.4 $228.8 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 $150.0 $160.0 $170.0 $180.0 $190.0 $200.0 $210.0 $220.0 $230.0 $240.0 Net Interest Income excluding acquired loan accretion and PPP $199.7 $207.1 $214.8 $220.8 $220.6 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 $150.0 $160.0 $170.0 $180.0 $190.0 $200.0 $210.0 $220.0 $230.0 $240.0 (in m ill io ns ) (in m ill io ns )

16 NIM – MBS & CMO Premium Amortization & Recapture Details Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 MBS & CMO Premium in $ millions (Amortization)/Recapture $(3.3)mm $(2.6)mm $(1.6)mm $(2.3)mm $0.3mm Net NIM Impact in basis points Accretive/(Dilutive) (0.05) % (0.04) % (0.02) % (0.03) % 0.00 % Net Interest Margin Footnotes: 1. PPP net impact includes both accrued interest on PPP loans and PPP processing fees. 2. Chart Abbreviations: LHFI = loans held for investment; PPP = Paycheck Protection Program; PAA = purchase accounting adjustments. Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Net Interest Margin 3.18% 3.20% 3.21% 3.15% 3.14% (Accretion) Related to Acquired Loans (0.03) % (0.03) % (0.03) % (0.02) % (0.02) % (Accretion)/Dilution Related to Net PPP Impact¹ (0.08) % (0.09) % (0.14) % (0.09) % (0.06) % Net Interest Margin excluding acquired loan accretion and PPP 3.07% 3.08% 3.04% 3.04% 3.06 % Net Interest Margin Comparison 3.18% 3.20% 3.21% 3.15% 3.14%3.07% 3.08% 3.04% 3.04% 3.06% Net Interest Margin Net Interest Margin excluding acquired loan accretion and PPP Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 —% 1.00% 2.00% 3.00% 4.00% Net Interest Margin Q4 2021 vs Q1 2022 3.15% (0.07)% (0.03)% 0.03% 0.06% 3.14% Q4 2021 Reported LHFI - Not PPP/PAA² LHFI - PPP² Investment Portfolio Interest- Bearing Cash Q1 2022 Reported

17 Loan Repricing Detail1,2 (in millions) Q4 2021 Q1 2022 Q4 2021 Q1 2022 Fixed $ 7,459 $ 7,724 33% 34 % PPP 392 178 2% 1 % Prime 1,747 1,815 8% 8% 1 Month 5,358 5,452 24% 24 % Floating 7,105 7,267 32% 32 % Prime 300 303 1% 1% 6 month 3,798 4,203 17% 18% 1 Year 1,264 1,122 5% 5% 3 Year 224 212 1% 1% 5 Year 1,399 1,338 6% 6% 10 Year 564 569 3% 2 % Adjustable 7,549 7,747 33% 33 % Total $ 22,505 $ 22,916 100% 100 % Loan Maturities at March 31, 2022 <=6 7 to 12 13 to 24 25 to 36 37 to 60 61+ (in millions) Mos Mos Mos Mos Mos Mos Total Fixed $ 1,125 $ 145 $ 362 $ 524 $ 1,249 $ 4,497 $ 7,902 Floating 649 452 808 468 874 4,016 7,267 Adjustable 60 21 102 134 519 6,911 7,747 Total $ 1,834 $ 618 $ 1,272 $ 1,126 $ 2,642 $ 15,424 $ 22,916 Upward Rate Change to Move from Floor at March 31, 2022 Loans at Floor <25 26-50 51-75 76-100 101-125 126-150 >150 Balance (in millions) bps bps bps bps bps bps bps Total Floating $ 926 $ 217 $ 132 $ 149 $ 27 $ 5 $ 39 $ 1,495 Adjustable 619 358 209 489 226 66 56 2,023 Total $ 1,545 $ 575 $ 341 $ 638 $ 253 $ 71 $ 95 $ 3,518 Weighted Average Rate Change to Move Above Floor Floating 0.17% 0.36% 0.59% 0.87% 1.13% 1.41% 1.99% 0.37 % Adjustable 0.11% 0.37% 0.64% 0.88% 1.12% 1.34% 2.18% 0.61 % Interest Rate Sensitivity: Loans Footnotes: 1. Index rates are mapped to the closest material index. 2. Deferred fees and costs drive variances between loan totals on this slide and loan totals in the earnings press release. 3. Loans were grouped into three buckets: (1) No Floor: no contractual floor on the loan; (2) At Floor: current rate = floor; (3) Above Floor: current rate exceeds floor. The amount above the floor was based on the current margin plus the current index assuming the loan repriced on March 31, 2022. The adjustable loans may not reprice until well into the future, depending on the timing and size of interest rate changes. Floors: Floating and Adjustable Rate Loans at March 31, 20223 (in millions) No Floor At Floor Above Floor Total Floating $4,697 $1,495 $1,075 $7,267 Adjustable 1,254 2,023 4,470 7,747 Total $5,951 $3,518 $5,545 $15,014 % of Total 40% 23% 37% 100%

18 Interest Rate Sensitivity: Balance Sheet Is Asset Sensitive Interest Rate Simulation Impact on Net Interest Income1 Year 1 Year 2 Year 1 Year 2 Ramp Shock Up 400 basis points 12.0% 25.1% 22.2% 29.8% Up 300 basis points 9.0% 18.9% 16.6% 22.4% Up 200 basis points 5.9% 12.8% 11.1% 15.1% Up 100 basis points 2.9% 6.4% 5.5% 7.7% Down 100 basis points (2.7)% (5.4)% (4.1)% (6.5)% Footnotes: 1. For the scenarios shown, the interest rate simulations assume a parallel and sustained shift in market interest rates ratably over a twelve-month period (ramp) or immediately (shock). There is no change in the composition of the size of the balance sheet in either scenario. Interest rate sensitivity in the first year of the net interest income simulation for increasing interest rate ramp scenarios is negatively impacted by the cost of non-maturity deposits repricing immediately while interest earning assets reprice at a slower rate. 2. Deposit repricing betas are calculated between Q3 2015 and Q3 2019. We use Q3 2019 as our end point despite a 50-basis point reduction in the fed funds target rate during the quarter as it represents our peak deposit costs during the last rising rate cycle and it captures the repricing lag effect. Interest-Bearing Deposit Repricing Beta During the Last Rising-Rate Cycle Cost of Umpqua Deposits Non-Interest Bearing Deposits as % of Total Fed Funds Target Rate Interest- Bearing Total Q4 2021 0.25% 0.11% 0.06% 41.5% Q3 2019 2.00% 1.19% 0.82% 31.8% Q2 2019 2.50% 1.16% 0.81% 31.0% Q3 2015 0.25% 0.24% 0.17% 29.8% Variance: Peak (Peak Value less Q3 2015) +2.25% +0.95% +0.65% Umpqua Beta (based on peak Umpqua deposit rate)2 42% 29% • The simulation repricing betas applied to interest-bearing deposits in the rising rate shock scenarios range from 43% to 45%, generally consistent with the actual betas observed in the last rising rate cycle. • Every 10% change to the beta in the +100 basis points shock simulation results in an approximate 1.3% change to the net interest income results. For example: ◦ A 10% decrease to a 45% beta in the +100 basis points shock simulation results in a repricing beta of 40.5% applied to interest-bearing deposits and an approximate 1.3% increase to net interest income. ◦ A 10% increase to a 45% beta in the +100 basis points shock simulation results in a repricing beta of 49.5% applied to interest-bearing deposits and an approximate 1.3% decrease to net interest income.

19 Non-Interest Income Footnotes: Tables may not foot due to rounding. 1. Commercial product revenue includes Swaps, M&A Advisory, Syndication, and International Banking revenue. (in millions) For the quarter ended Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Service charges on deposits $11.6 $11.2 $10.9 $10.3 $9.6 Card-based fees 8.7 9.4 9.1 10.3 7.4 Brokerage revenue — — — 1.1 3.9 Residential mortgage banking revenue, net 60.8 43.2 34.2 44.4 65.0 Loss on equity securities, net (2.7) (0.5) (0.3) — (0.7) Gain on loan and lease sales, net 2.3 4.8 4.2 5.3 1.4 BOLI income 2.1 2.1 2.0 2.1 2.1 Other Income Commercial product revenue¹ $5.3 $9.0 $3.8 $8.1 $2.8 Commercial servicing revenue 0.8 0.7 0.8 0.7 0.7 Loan-related fees 3.1 3.1 3.0 3.0 2.6 Change in fair value of certain loans held for investment (21.0) (2.7) 3.4 2.8 (0.5) Misc. Income 1.9 2.7 1.2 7.4 2.7 Swap Derivative Gain/(Loss) 7.0 (0.3) 1.4 (4.5) 11.8

20 $187.6 $189.4 $183.8 $199.7 $182.4 56.7% 59.0% 59.4% 63.1% 59.0% Non-interest expense Efficiency ratio Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 $155.0 $160.0 $165.0 $170.0 $175.0 $180.0 $185.0 $190.0 $195.0 $200.0 $205.0 $210.0 $215.0 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% Non-Interest Expense Non-Interest Expense and Efficiency Ratio (in millions) Non-Interest Expense Bridge (in millions) $199.7 $(12.9) $1.6 $2.8 $(4.2) $(3.9) $(0.7) $182.4 Q 4 20 21 N on -In te re st Ex pe ns e M er ge r E xp en se FD IC A ss es sm en ts Pa yr ol l T ax es HF I P ro du ct io n & O th er In ce nt iv e Co m p Ho m e Le nd in g Di re ct E xp en se O th er Q 1 20 22 N on -In te re st Ex pe ns e Footnotes: HFI = held for investment

21 Segments - Core Banking Footnotes: 1. Represents the internal charge of centrally provided support services and other corporate overhead to the mortgage banking segment. (In Thousands) For the Quarter Ended Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Net interest income $ 227,087 $ 231,250 $ 232,348 $ 226,915 $ 217,574 Provision (recapture) for credit losses 4,804 (736) (18,919) (22,996) — Non-interest income Gain on sale of debt securities, net 2 4 — — 4 (Loss) gain on equity securities, net (2,661) (466) (343) 4 (706) Gain (loss) on swap derivatives, net 7,047 (303) 1,429 (4,481) 11,750 Change in fair value of certain loans held for investment (21,049) (2,672) 3,432 2,782 (510) Non-interest income (excluding above items) 35,650 42,812 34,849 48,151 32,913 Total non-interest income 18,989 39,375 39,367 46,456 43,451 Non-interest expense Merger related expenses 2,278 15,183 — — — Exit and disposal costs 3,033 3,022 3,813 4,728 1,200 Non-interest expense (excluding above items) 148,423 150,587 146,931 146,877 145,161 Allocated expenses, net1 3,735 4,314 3,680 970 (790) Total non-interest expense 157,469 173,106 154,424 152,575 145,571 Income before income taxes 83,803 98,255 136,210 143,792 115,454 Provision (benefit) for income taxes 20,917 24,067 33,945 35,630 28,106 Net income $ 62,886 $ 74,188 $ 102,265 $ 108,162 $ 87,348 Effective Tax Rate 25% 24% 25% 25% 24 % Efficiency Ratio 64% 64% 57% 56% 56 % Total assets $ 30,153,079 $ 30,155,058 $ 30,419,108 $ 29,720,182 $ 29,529,769 Total loans and leases $ 22,975,761 $ 22,553,180 $ 21,969,940 $ 22,143,739 $ 22,160,860 Total deposits $ 26,479,078 $ 26,370,568 $ 26,510,938 $ 25,820,776 $ 25,425,339 Key Rates, end of period: 10 year CMT 2.32% 1.52% 1.52% 1.45% 1.74 % FHLMC 30 year fixed 4.67% 3.11% 3.01% 2.98% 3.18%

22 Segments - Mortgage Banking Footnotes: 1. Represents the internal charge of centrally provided support services and other corporate overhead to the Mortgage Banking segment, partially offset by allocations from the Mortgage Banking segment to Core Banking for new portfolio loan originations and portfolio servicing costs. (In Thousands) For the Quarter Ended Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Net interest income $ 1,676 $ 2,129 $ 2,726 $ 2,848 $ 3,857 Provision for credit losses — — — — — Non-interest income Residential mortgage banking revenue: Origination and sale 16,844 23,624 30,293 41,367 62,505 Servicing 9,140 9,457 9,172 9,120 9,087 Change in fair value of MSR asset: Changes due to collection/realization of expected cash flows over time (5,347) (5,311) (4,681) (4,366) (4,545) Changes due to valuation inputs or assumptions 40,149 15,415 (634) (1,678) (2,014) Non-interest income (excluding above items) 194 178 188 176 316 Total non-interest income 60,980 43,363 34,338 44,619 65,349 Non-interest expense Non-interest expense 28,696 30,919 33,009 37,795 41,231 Allocated expenses, net1 (3,735) (4,314) (3,680) (970) 790 Total non-interest expense 24,961 26,605 29,329 36,825 42,021 Income before income taxes 37,695 18,887 7,735 10,642 27,185 Provision for income taxes 9,424 4,721 1,934 2,661 6,796 Net income $ 28,271 $ 14,166 $ 5,801 $ 7,981 $ 20,389 Effective Tax Rate 25% 25% 25% 25% 25 % Efficiency Ratio 40% 58% 79% 78% 61 % Total assets $ 484,047 $ 485,878 $ 472,371 $ 564,783 $ 506,911 Loans held for sale $ 309,946 $ 353,105 $ 352,466 $ 429,052 $ 376,481 Total deposits $ 220,509 $ 224,117 $ 397,459 $ 332,777 $ 461,494 Key Rates, end of period: 10 year CMT 2.32% 1.52% 1.52% 1.45% 1.74 % FHLMC 30 year fixed 4.67% 3.11% 3.01% 2.98% 3.18 % For the Quarter Ended Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 LHFS Production Statistics: Closed loan volume for-sale $ 649,122 $ 871,268 $ 987,281 $ 1,253,023 $ 1,635,532 Gain on sale margin 2.59% 2.71% 3.07% 3.30% 3.82% Direct LHFS expense $ 14,296 $ 18,150 $ 19,958 $ 25,459 $ 31,151 Direct LHFS expenses as % of volume 2.20% 2.08% 2.02% 2.03% 1.90 % MSR Statistics: Residential mortgage loans serviced for others $ 12,810,574 $ 12,755,671 $ 12,853,291 $ 12,897,032 $ 13,030,467 MSR, net $ 165,807 $ 123,615 $ 105,834 $ 102,699 $ 100,413 MSR as % of serviced portfolio 1.29% 0.97% 0.82% 0.80% 0.77%

Balance Sheet Highlights Q1 2022

24 Q1 2022 Loan Roll Forward $22,553 $1,721 ($155) ($799) ($141) ($208) $5 $22,976 Beginning Balance (12/31/2021) New Originations Net Advances/ Payments Payoffs Maturities PPP Other Ending Balance (3/31/2022) $10,000 $12,500 $15,000 $17,500 $20,000 $22,500 $25,000 $ in millions

25 Loan and Lease Portfolio Characteristics Footnotes: Balances and delinquencies as of March 31, 2022. Annualized net charge-off rate for Q1 2022. LTV, FICO and Debt Service Coverage (DSC) are based on weighted average for portfolio. LTV for the Mortgage portfolio represents average LTV based on most recent appraisal against updated loan balance. Totals may not foot due to rounding. Mortgage • Represents 21% of overall portfolio • Total delinquencies of 0.62% • Annualized net charge-off rate of (0.01%) • Average loan size of $419,000 • Average FICO of 759 and LTV of 62% Non-owner Occupied CRE • Represents 17% of overall portfolio • Total delinquencies of 0.09% • Annualized net charge-off rate of 0.00% • Average loan size of $2.0 million • Average LTV of 55% and DSC of 1.8 Commercial & Industrial • Represents 16% of overall portfolio • Total delinquencies of 0.16% • Annualized net charge-off rate of 0.00% • Average loan size of $594,000 Multifamily • Represents 19% of overall portfolio • Total delinquencies of 0.00% • Annualized net charge-off rate of 0.00% • Average loan size of $2.2 million • Average LTV of 56% and DSC of 1.5 Owner Occupied CRE • Represents 10% of overall portfolio • Total delinquencies of 0.12% • Annualized net charge-off rate of 0.00% • Average loan size of $996,000 • Average LTV of 56% and DSC of 1.9 Lease & Equipment Finance (FinPac) • Represents 6% of overall portfolio • Total delinquencies of 1.87% • Annualized net charge-off rate of 1.49% • ~10% average yield • Average loan & lease size of $36,000 Geographic Diversification Puget Sound 16% OR Other 11% Northern CA 10% Southern CA 21% Portland/Vanc 13% Bay Area 10% WA Other 6% Other 13%

26 Current Expected Credit Loss (“CECL”) Footnotes: 1. Total includes $12.8 mm for Reserve for Unfunded Commitments 2. Total includes $12.9 mm for Reserve for Unfunded Commitments Loan Segment 12/31/2021 Q1 2022 Net Charge-offs Reserve build 3/31/2022 % of loans and leases outstanding Commercial $40,938 $15 $281 $41,234 1.13 % Lease & Equipment Finance $78,663 ($5,328) $8,123 $81,458 5.49 % CRE $107,536 $25 ($7,185) $100,376 0.86 % Residential/Home Equity $31,025 $6 $3,108 $34,139 0.57 % Consumer $3,017 ($262) $1,520 $4,275 2.42 % Total $261,179 ¹ ($5,544) $5,847 $261,482 ² 1.14% % of loans and leases outstanding 1.16% 1.14% % of loans and leases outstanding – ex PPP loans 1.18% 1.15 % Allowance For Credit Losses ($ in 000’s) CECL Notes Used Moody’s March Baseline economic forecast Key Components of the Moody’s economic forecast include: • U.S. real GDP average annualized growth of 3.5% in 2022, decreasing to 3.1% in 2023 • U.S. unemployment rate average 3.6% in 2022, dropping to 3.4% in 2023 • COVID infections abate in March 2022 • The Federal Reserve is expected to increase the federal funds rate consistently throughout 2022 and 2023 reaching a long-run equilibrium of 2.5% by the end of 2024

27 Credit Quality Pr ov is io n or (R ec ap tu re ) Ex pe ns e ($ in m ill io ns ) N on perform ing assets to total assets Provision or (Recapture) Expense & Non-Performing Assets to Total Assets $— $(23.0) $(18.9) $(0.7) $4.8 0.19% 0.17% 0.17% 0.17% 0.14% Provision or (recapture) expense Non Performing Assets To Total Assets Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 $(40.0) $(20.0) $— $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 —% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% C la ss ifi ed L oa ns / To ta l L oa ns C lassified A ssets / R B C Classified Assets 0.74% 0.74% 0.81% 0.71% 0.87% 7.0% 7.0% 7.7% 7.0% 8.8% Classified Loans to Total Loans Classified Assets to Risk-Based Capital Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 —% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% A C L ($ in m ill io ns ) A llow ance / Total Loans and Leases Allowance for Credit Losses $331.0 $294.4 $269.3 $261.2 $261.5 1.49% 1.33% 1.23% 1.16% 1.14% Allowance for credit losses Allowance for credit losses to total loans and leases Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 $— $40.0 $80.0 $120.0 $160.0 $200.0 $240.0 $280.0 $320.0 $360.0 $400.0 $440.0 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% Net Charge-offs to Average Loans and Leases (annualized) 4.66% 3.80% 1.21% 1.75% 1.49% 0.33% 0.25% 0.11% 0.13% 0.10% Umpqua Bank (ex FinPac) Fin Pac Umpqua Holding Consolidated Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 (0.50)% —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 0.03% 0.01% 0.04% 0.02% 0.00%

28 Capital Management Footnotes: 1. Regulatory capital ratios are as of March 31, 2022. 2. Greater of Regulatory Well Capitalized Threshold or Capital Adequacy Threshold + Capital Conservation Buffer (2.5%). 3.“Excess” Capital defined as capital above thresholds above internal policy limits. All regulatory capital ratios¹ remained in excess of well-capitalized and internal policy limits. Excess capital at the bank level is approximately $160mm. Holding company ratios are shown to the right. Declared a quarterly cash dividend of $0.21 per common share on May 5, 2022, to shareholders of record as of May 16, 2022, payable on May 27, 2022. 8.5% 9.2% 11.4% 11.4% 14.0% 5.0% 7.0% 8.5% 10.5% 6.0% 1.5% 2.0% 0.5% 1.5% 2.5% 2.7% 2.4% 2.4% 2.0% Capital Threshold² In-House Policy Floor "Excess" Capital³ Tangible Common Equity/Tangible Assets Tier 1 Leverage Tier 1 Common Risk Based Tier 1 Risk Based Total Risk Based —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Focused on providing long term value for our shareholders

Appendix • Non-GAAP Reconciliation (Slides 30-34) • Additional Slides Related to the Pending Combination with Columbia (Slides 35-37)

30 Non-GAAP Reconciliation: Tangible Capital (In thousands, except per share data) Mar 31, 2022 Dec 31, 2021 Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Total shareholders' equity a $2,607,598 $2,749,270 $2,722,379 $2,766,316 $2,681,869 Less: Goodwill — — — — 2,715 Less: Other intangible assets, net 7,815 8,840 9,970 11,100 12,230 Tangible common shareholders’ equity b 2,599,783 2,740,430 2,712,409 2,755,216 2,666,924 Less: Accumulated other comprehensive income (AOCI) (183,756) 1,759 20,209 50,629 38,132 Tangible common shareholders’ equity, ex AOCI c 2,783,539 2,738,671 2,692,200 2,704,587 2,628,792 Total assets d $30,637,126 $30,640,936 $30,891,479 $30,284,965 $30,036,680 Less: Goodwill — — — — 2,715 Less: Other intangible assets, net 7,815 8,840 9,970 11,100 12,230 Tangible assets e 30,629,311 30,632,096 30,881,509 30,273,865 30,021,735 Common shares outstanding at period end f 216,967 216,626 216,622 220,626 220,491 Total shareholders' equity to total assets ratio a / d 8.51% 8.97% 8.81% 9.13% 8.93 % Tangible common equity ratio b / e 8.49% 8.95% 8.78% 9.10% 8.88 % Tangible common equity ratio, ex AOCI c / e 9.09% 8.94% 8.72% 8.93% 8.76 % Book value per common share a / f $12.02 $12.69 $12.57 $12.54 $12.16 Tangible book value per common share b / f $11.98 $12.65 $12.52 $12.49 $12.10 Tangible book value per common share, ex AOCI c / f $12.83 $12.64 $12.43 $12.26 $11.92

31 Non-GAAP Reconciliation: Umpqua - Consolidated Footnotes: (1) Tax exempt interest has been adjusted to a taxable equivalent basis using a 21% tax rate. (In Thousands) For the Quarter Ended Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Net interest income (1) c $ 229,117 $ 233,754 $ 235,452 $ 230,140 $ 221,812 Non-interest income (GAAP) d $ 79,969 $ 82,738 $ 73,705 $ 91,075 $ 108,800 Less: non-interest income adjustments a (23,488) (11,978) (3,884) 3,373 (8,524) Operating non-interest income (non-GAAP) e $ 56,481 $ 70,760 $ 69,821 $ 94,448 $ 100,276 Revenue (GAAP) f $ 309,086 $ 316,492 $ 309,157 $ 321,215 $ 330,612 Operating revenue (non-GAAP) g $ 285,598 $ 304,514 $ 305,273 $ 324,588 $ 322,088 Non-interest expense (GAAP) h $ 182,430 $ 199,711 $ 183,753 $ 189,400 $ 187,592 Less: non-interest expense adjustments b (5,311) (18,205) (3,813) (4,728) (1,200) Operating non-interest expense (non-GAAP) i $ 177,119 $ 181,506 $ 179,940 $ 184,672 $ 186,392 Net income (GAAP) j $ 91,157 $ 88,354 $ 108,066 $ 116,143 $ 107,737 Provision for income taxes 30,341 28,788 35,879 38,291 34,902 Income before provision for income taxes 121,498 117,142 143,945 154,434 142,639 Provision (recapture) for credit losses 4,804 (736) (18,919) (22,996) — Pre-provision net revenue (PPNR) (non-GAAP) k 126,302 116,406 125,026 131,438 142,639 Less: Non-interest income adjustments a (23,488) (11,978) (3,884) 3,373 (8,524) Add: Non-interest expense adjustments b 5,311 18,205 3,813 4,728 1,200 Operating PPNR (non-GAAP) l $ 108,125 $ 122,633 $ 124,955 $ 139,539 $ 135,315 Net income (GAAP) j $ 91,157 $ 88,354 $ 108,066 $ 116,143 $ 107,737 Less: Non-interest income adjustments a (23,488) (11,978) (3,884) 3,373 (8,524) Add: Non-interest expense adjustments b 5,311 18,205 3,813 4,728 1,200 Tax effect of adjustments 4,576 1,190 18 (2,025) 1,831 Operating net income (non-GAAP) m $ 77,556 $ 95,771 $ 108,013 $ 122,219 $ 102,244 (In Thousands) For the Quarter Ended Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Non-Interest Income Adjustments Gain on sale of debt securities, net $ 2 $ 4 $ — $ — $ 4 (Loss) gain on equity securities, net (2,661) (466) (343) 4 (706) Gain (loss) on swap derivatives 7,047 (303) 1,429 (4,481) 11,750 Change in fair value of certain loans held for investment (21,049) (2,672) 3,432 2,782 (510) Change in fair value of MSR due to valuation inputs or assumptions 40,149 15,415 (634) (1,678) (2,014) Total non-interest income adjustments a $ 23,488 $ 11,978 $ 3,884 $ (3,373) $ 8,524 Non-Interest Expense Adjustments Merger related expenses $ 2,278 $ 15,183 $ — $ — $ — Exit and disposal costs 3,033 3,022 3,813 4,728 1,200 Total non-interest expense adjustments b $ 5,311 $ 18,205 $ 3,813 $ 4,728 $ 1,200

32 Non-GAAP Reconciliation: Umpqua - Consolidated (con’t) (In Thousands, except per share data) For the Quarter Ended Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Select Per-Share & Performance Metrics Earnings-per-share - basic j/r $ 0.42 $ 0.41 $ 0.49 $ 0.53 $ 0.49 Earnings-per-share - diluted j/s $ 0.42 $ 0.41 $ 0.49 $ 0.53 $ 0.49 Efficiency ratio h/f 59.02% 63.10% 59.44% 58.96% 56.74 % PPNR return on average assets k/n 1.67% 1.50% 1.62% 1.75% 1.97 % Return on average assets j/n 1.21% 1.13% 1.40% 1.54% 1.49 % Return on average tangible assets j/o 1.21% 1.14% 1.40% 1.55% 1.49 % Return on average common equity j/p 13.62% 12.90% 15.82% 17.25% 16.33 % Return on average tangible common equity j/q 13.66% 12.94% 15.88% 17.33% 16.43 % Operating Per-Share & Performance Metrics Operating earnings-per-share - basic m/r $ 0.36 $ 0.44 $ 0.49 $ 0.55 $ 0.46 Operating earnings-per-share - diluted m/s $ 0.36 $ 0.44 $ 0.49 $ 0.55 $ 0.46 Operating efficiency ratio i/g 62.02% 59.61% 58.94% 56.89% 57.87 % Operating PPNR return on average assets l/n 1.43% 1.58% 1.62% 1.86% 1.87 % Operating return on average assets m/n 1.03% 1.23% 1.40% 1.63% 1.41 % Operating return on average tangible assets m/o 1.03% 1.23% 1.40% 1.63% 1.41 % Operating return on average common equity m/p 11.58% 13.98% 15.82% 18.16% 15.50 % Operating return on average tangible common equity m/q 11.62% 14.03% 15.88% 18.24% 15.59% (In Thousands) For the Quarter Ended Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Average Assets n $ 30,597,413 $ 30,886,378 $ 30,614,374 $ 30,156,017 $ 29,392,490 Less: Average goodwill and other intangible assets, net 8,407 9,491 10,609 12,615 15,598 Average tangible assets o $ 30,589,006 $ 30,876,887 $ 30,603,765 $ 30,143,402 $ 29,376,892 Average common shareholders’ equity p $ 2,715,059 $ 2,717,753 $ 2,709,641 $ 2,700,010 $ 2,674,871 Less: Average goodwill and other intangible assets, net 8,407 9,491 10,609 12,615 15,598 Average tangible common equity q $ 2,706,652 $ 2,708,262 $ 2,699,032 $ 2,687,395 $ 2,659,273 Weighted average basic shares outstanding r 216,782 216,624 218,416 220,593 220,367 Weighted average diluted shares outstanding s 217,392 217,356 218,978 221,022 220,891

33 Non-GAAP Reconciliation: Core Banking Segment Footnotes: (1) Tax exempt interest has been adjusted to a taxable equivalent basis using a 21% tax rate. (2) Includes adjustments related to allocated expenses between the Core Banking and Mortgage Banking segments. (In Thousands) For the Quarter Ended Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Net interest income (1) c $ 227,441 $ 231,625 $ 232,726 $ 227,292 $ 217,955 Non-interest income (GAAP) d $ 18,989 $ 39,375 $ 39,367 $ 46,456 $ 43,451 Less: non-interest income adjustments a 16,661 3,437 (4,518) 1,695 (10,538) Operating non-interest income (non-GAAP) e $ 35,650 $ 42,812 $ 34,849 $ 48,151 $ 32,913 Revenue (GAAP) f $ 246,430 $ 271,000 $ 272,093 $ 273,748 $ 261,406 Operating revenue (non-GAAP) g $ 263,091 $ 274,437 $ 267,575 $ 275,443 $ 250,868 Non-interest expense (GAAP) (2) h $ 157,469 $ 173,106 $ 154,424 $ 152,575 $ 145,571 Less: non-interest expense adjustments b (5,311) (18,205) (3,813) (4,728) (1,200) Operating non-interest expense (non-GAAP) i $ 152,158 $ 154,901 $ 150,611 $ 147,847 $ 144,371 Net income (GAAP) j $ 62,886 $ 74,188 $ 102,265 $ 108,162 $ 87,348 Provision for income taxes 20,917 24,067 33,945 35,630 28,106 Income before provision for income taxes 83,803 98,255 136,210 143,792 115,454 Provision (recapture) for credit losses 4,804 (736) (18,919) (22,996) — Pre-provision net revenue (PPNR) (non-GAAP) k 88,607 97,519 117,291 120,796 115,454 Less: Non-interest income adjustments a 16,661 3,437 (4,518) 1,695 (10,538) Add: Non-interest expense adjustments b 5,311 18,205 3,813 4,728 1,200 Operating PPNR (non-GAAP) l $ 110,579 $ 119,161 $ 116,586 $ 127,219 $ 106,116 Net income (GAAP) j $ 62,886 $ 74,188 $ 102,265 $ 108,162 $ 87,348 Less: Non-interest income adjustments a 16,661 3,437 (4,518) 1,695 (10,538) Add: Non-interest expense adjustments b 5,311 18,205 3,813 4,728 1,200 Tax effect of adjustments (5,462) (2,664) 176 (1,606) 2,335 Operating net income (non-GAAP) m $ 79,396 $ 93,166 $ 101,736 $ 112,979 $ 80,345 (In Thousands) For the Quarter Ended Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Non-Interest Income Adjustments Gain on sale of debt securities, net $ 2 $ 4 $ — $ — $ 4 (Loss) gain on equity securities, net (2,661) (466) (343) 4 (706) Gain (loss) on swap derivatives 7,047 (303) 1,429 (4,481) 11,750 Change in fair value of certain loans held for investment (21,049) (2,672) 3,432 2,782 (510) Total non-interest income adjustments a $ (16,661) $ (3,437) $ 4,518 $ (1,695) $ 10,538 Non-interest Expense Adjustments Merger related expenses $ 2,278 $ 15,183 $ — $ — $ — Exit and disposal costs 3,033 3,022 3,813 4,728 1,200 Total non-interest expense adjustments b $ 5,311 $ 18,205 $ 3,813 $ 4,728 $ 1,200 Efficiency ratio h/f 63.90% 63.88% 56.75% 55.74% 55.69 % Operating efficiency ratio i/g 57.83% 56.44% 56.29% 53.68% 57.55 % Core Banking net income / Consolidated net income 68.99% 83.97% 94.63% 93.13% 81.08 % Core Banking operating net income / Consolidated operating net income 102.37% 97.28% 94.19% 92.44% 78.58%

34 Non-GAAP Reconciliation: Mortgage Banking Segment Footnotes: (1) Includes adjustments related to allocated expenses between the Core Banking and Mortgage Banking segments. (In Thousands) For the Quarter Ended Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Net interest income c $ 1,676 $ 2,129 $ 2,726 $ 2,848 $ 3,857 Non-interest income (GAAP) d $ 60,980 $ 43,363 $ 34,338 $ 44,619 $ 65,349 Less: non-interest income adjustments a (40,149) (15,415) 634 1,678 2,014 Operating non-interest income (non-GAAP) e $ 20,831 $ 27,948 $ 34,972 $46,297 $67,363 Revenue (GAAP) f $ 62,656 $ 45,492 $ 37,064 $ 47,467 $ 69,206 Operating revenue (non-GAAP) g $ 22,507 $ 30,077 $ 37,698 $ 49,145 $ 71,220 Non-interest expense (GAAP) (1) h $ 24,961 $ 26,605 $ 29,329 $ 36,825 $ 42,021 Less: non-interest expense adjustments b — — — — — Operating non-interest expense (non-GAAP) i $ 24,961 $ 26,605 $ 29,329 $ 36,825 $ 42,021 Net income (GAAP) j $ 28,271 $ 14,166 $ 5,801 $ 7,981 $ 20,389 Provision for income taxes 9,424 4,721 1,934 2,661 6,796 Income before provision for income taxes 37,695 18,887 7,735 10,642 27,185 Provision for credit losses — — — — — Pre-provision net revenue (PPNR) (non-GAAP) k 37,695 18,887 7,735 10,642 27,185 Less: Non-interest income adjustments a (40,149) (15,415) 634 1,678 2,014 Add: Non-interest expense adjustments b — — — — — Operating PPNR (non-GAAP) l $ (2,454) $ 3,472 $ 8,369 $ 12,320 $ 29,199 Net income (GAAP) j $ 28,271 $ 14,166 $ 5,801 $ 7,981 $ 20,389 Less: Non-interest income adjustments a (40,149) (15,415) 634 1,678 2,014 Add: Non-interest expense adjustments b — — — — — Tax effect of adjustments 10,037 3,854 (159) (420) (504) Operating net income (non-GAAP) m $ (1,841) $ 2,605 $ 6,276 $ 9,239 $ 21,899 (In Thousands) For the Quarter Ended Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Non-Interest Income Adjustments Change in fair value of MSR due to valuation inputs or assumptions $ 40,149 $ 15,415 $ (634) $ (1,678) $ (2,014) Total non-interest income adjustments a $ 40,149 $ 15,415 $ (634) $ (1,678) $ (2,014) Total non-interest expense adjustments b $ — $ — $ — $ — $ — Efficiency ratio h/f 39.84% 58.48% 79.13% 77.58% 60.72 % Operating efficiency ratio i/g 110.90% 88.46% 77.80% 74.93% 59.00 % Mortgage Banking net income / Consolidated net income 31.01% 16.03% 5.37% 6.87% 18.92 % Mortgage Banking operating net income / Consolidated operating net income (2.37) % 2.72% 5.81% 7.56% 21.42%

35 • The opportunities to grow the loan book by expanding business with our existing customer base are dramatic, and they are potentially multiplicative as we continue to win business in our markets. Note: $ in millions. LQA = linked-quarter annualized. * TCE used (instead of risk-based capital) given prior disclosure for pro forma TCE. See slide 37 for the calculation of pro forma TCE, which is based on financial data for the quarter ended June 30, 2021, and market data as of October 11, 2021. ** The loan amounts and opportunities displayed on this slide are hypothetical and should only be viewed as illustrative examples. The internal hold limit of the pro forma company following closing is expected to be determined by the pro forma company's board. ^ Amount of loan application above hypothetical loan amount presented in the left-side table. For example, based on the hypothetical loan amounts in the left-most column in the right table, a loan application at Columbia for $50 million would result in a $20 million loan for Columbia's balance sheet and the participation out of $30 million, and a loan application at Umpqua for $50 million would result in a $35 million loan for Umpqua's balance sheet and the participation out of $15 million. The pro forma company's larger balance sheet (and correspondingly larger capital position) would enable the pro forma company to hold the entire $50 million loan while maintaining the same (or better) level of diversity and granularity. (a) Columbia 9/30/21 Tangible Common Equity* $1,536 (b) Umpqua 9/30/21 Tangible Common Equity* $2,712 (c) Pro Forma Company Tangible Common Equity* $4,412 Opportunities Many Some A Few Columbia Perspective (d) Loan Amount: Hypothetical** $20 $35 $60 (e) = (d) ÷ (a) % of Columbia 9/30/21 TCE 1.30% 2.28% 3.91% Umpqua Perspective (f) Loan Amount: Hypothetical** $35 $60 $100 (g) = (f) ÷ (b) % of Umpqua 9/30/21 TCE 1.29% 2.21% 3.69% Pro Forma Company (h) = avg of (e) & Average of Columbia & Umpqua 9/30/21 TCE 1.30% 2.25% 3.80% (i) = (c) x (h) Pro Forma Loan Amount** $57 $99 $167 A High-Quality Prospect… Adds to Loan Growth Lost Opportunity Net Benefit to the Pro Forma Bank Columbia Perspective Umpqua Perspective …applies for a $50 million loan Columbia Perspective: Today $20 $30 Umpqua Perspective: Today $35 $15 Pro Forma $50 $0 $30 $15 …applies for a $75 million loan Columbia Perspective: Today $35 $40 Umpqua Perspective: Today $60 $15 Pro Forma $75 $0 $40 $15 …applies for a $150 million loan Columbia Perspective: Today $60 $90 Umpqua Perspective: Today $100 $50 Pro Forma $150 $0 $90 $50 The Power of a Larger Balance Sheet: A Hypothetical Example 9/30/2021 Tangible Common Equity Columbia Umpqua Total Shareholders’ Equity $2,323 $2,722 -Preferred Equity $0 $0 -Goodwill -$766 $0 -Other Intangible Asset, net -$21 -$10 Tangible Common Equity $1,536 $2,712

36 Non-GAAP Reconciliation: GAAP and Core Cash Earnings per Share Accretion Source: S&P Global Market Intelligence, FactSet, Company filings; Note: Financial data as of quarter ended June 30, 2021; Market data as of October 11, 2021; Pro forma adjustments assume 26% marginal tax rate; Assumes fully phased-in cost savings for illustrative purposes ¹ $135mm fully phased-in reduction in combined company’s total noninterest expense base for illustrative purposes, quarterly synergies grown at 3.0% on an annual basis starting in 2023; Anticipated 66% phase-in during 2023 results in 17.5% GAAP and 19.2% cash EPS accretion for Columbia, and 2.6% GAAP and 6.2% cash EPS accretion for Umpqua ² Core deposit intangible estimate of 65bps ($108mm pre-tax) on non-time deposits, amortized through earnings over 10 years (sum-of-the-years-digits) ³ Loan rate mark of $76mm (pre-tax), amortized through earnings over 6 years (sum-of-the-years-digits) 4 HTM security rate mark of -$4mm (pre-tax), accreted through earnings over 6 years (sum-of-the-years-digits) 5 AOCI mark of $54mm (after-tax), amortized through earnings over 6 years (sum-of-the-years-digits) 6 Assumes ~$2mm (after-tax) per quarter run-down of rate collar accretion 7 Real estate mark of $20mm (pre-tax), amortized through earnings over 20 years (straight line) 8 Based on $104mm pre-tax reserve allocated to non-PCD loans (65%), accreted through earnings over 4 years (sum-of-the-years-digits) 9 Pro forma diluted shares outstanding include Columbia shares and shares issued to Umpqua based on 0.5958x exchange ratio 10 Assumes no standalone and pro forma repurchases

37 Non-GAAP Reconciliation: Purchase Accounting Summary Source: S&P Global Market Intelligence, FactSet, Company filings; See slide 14 in the deal-related slide deck published October 12, 2021, for “Key financial assumptions” for 2023 underlying forecasts Note: Financial data as of quarter ended June 30, 2021; Market data as of October 11, 2021; Pro forma adjustments assume 26% marginal tax rate; Pro forma for Columbia’s completed acquisition of Bank of Commerce Holdings; Assumes neither company repurchases shares between deal announcement and deal close ¹ Estimated Umpqua tangible common equity at close based on Q3 2021 – Q2 2022 consensus earnings and dividend estimates, and $78mm share repurchases completed in Q3 2021 (4mm shares). Communicated Umpqua NextGen cost savings targets are separate from deal- related cost savings as they are expected to be largely realized ahead of the transaction’s anticipated close ² Based on 0.5958 shares of Columbia stock for each Umpqua common share outstanding ³ Based on expectations and assumptions as of announcement date; subject to change at transaction closing (estimated at June 30, 2022 for illustrative purposes) 4 Based on $104mm pre-tax reserve allocated to non-PCD loans (65%) 5 Based on when pro forma tangible book value per share crosses over and begins to exceed projected standalone Columbia tangible book value per share Tangible Book Value per Share Dilution Calculation of Intangibles Created